UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2006

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin		54755
(Address of principal executive offices)		(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Change in Control Severance Agreements

On March 29, 2006, the Compensation Committee of Marten Transport, Ltd. approved the form of Change in Control Severance Agreement to be executed with each of Randolph L. Marten, Robert G. Smith, Timothy P. Nash, Donald J. Hinson and James J. Hinnendael pursuant to which Marten agrees to provide certain benefits to these executives if they are terminated in connection with a change in control of Marten. These Change in Control Severance Agreements are effective upon execution and continue until the termination of the executive’s employment or until Marten terminates the agreement upon fifteen months prior written notice.

The following brief description summarizes the material terms and conditions of the Change in Control Severance Agreements. This summary description is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the form of Change in Control Severance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The terms of each agreement are substantially similar, except as noted below.

Under these agreements, these executive officers are entitled to certain benefits if they are terminated either within 24 months of the effective date of a change in control or before the effective date of the change in control if the termination was either a condition to the change in control or was at the request or insistence of a person related to the change in control. These executives will not be considered “terminated” for purposes of these agreements if they die or are terminated for cause. They will, however, be considered “terminated” if they voluntarily leave Marten’s employ for “good reason.” “Good reason” means any of the following:

•                                          an adverse and material change in the title, status, position, authority, duties or responsibilities as an executive (not including any such change directly attributable to the fact that Marten is no longer a public company);

•                                          reduction in base salary or an adverse change in the form or timing of the payment of such salary;

•                                          failure to cover the executive under substantially similar benefit plans at a substantially similar total cost to the executive;

•                                          relocation of the executive to a location to be based more than 30 miles from where the executive’s existing office is located;

•                                          failure to obtain a successor’s assent to Marten’s fulfillment of its obligations under the agreement;

•                                          any purported termination by Marten or any successor company of the executive’s employment that is not properly effected;

•                                          any refusal by Marten to continue to allow the executive to attend to matters or engage in activities not directly related to the business of Marten which, at any time prior to the change in control, were not prohibited.

Upon a termination in connection with a change in control, these executives will be entitled to receive a lump sum cash payment of 100% of their base salary (except for Mr. Marten, who will receive 200% of his base salary), plus one times the executive’s highest bonus in the preceding three calendar years (except for Mr. Marten, who will receive two times such amount). In addition, these executives will receive welfare benefits for a period of twelve months (except for Mr. Marten, who will receive such benefits for twenty-four months).

Executive Officer Performance Incentive Bonus Plan

On March 29, 2006, the Compensation Committee of Marten Transport, Ltd. approved the Executive Officer Performance Incentive Bonus Plan. Marten’s Executive Officer Performance Incentive Bonus Plan provides for bonuses equal to the percentage increase in the award year’s net income over the prior year’s net income multiplied by the executive officer’s base salary, provided the award year’s net income after the amount of such bonus must be at least 110% of the prior year’s net income and the award year’s return on equity after the amount of such bonus is at least 15%. Participants will be determined annually by the Compensation Committee from among Marten’s eligible executive officers.

This summary description is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the form of Executive Officer Performance Incentive Bonus Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Performance Incentive Bonus Plan

On March 29, 2006, the Compensation Committee of Marten Transport, Ltd. approved the Performance Incentive Bonus Plan. Marten’s Performance Incentive Bonus Plan for employees provides for bonuses equal to 50% of the annual base salary for executive officers, 15% of annual base salary for director level employees and 5% of annual base salary for non-driver employees multiplied by an award percentage ranging from 5% to 150% based on the percentage that a net income performance objective is achieved. Award percentages range from a percentage of 5%, for achieving 96% of the net income performance objective, to 150%, for achieving 120% of the net income performance objective. No bonus awards will be earned unless Marten’s net income for an award year is at least 96% of the established performance objective. Participants will be determined annually by the Compensation Committee from among Marten’s eligible employees.

This summary description is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the form of Performance Incentive Bonus Plan, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

Not Applicable.

(b)         Pro Forma Financial Information.

Not Applicable.

(c)          Exhibits.

Exhibit No.	Description

10.1	Form of Change in Control Severance Agreement executed by Randolph L. Marten, Robert G. Smith, Timothy P. Nash, Donald J. Hinson and James J. Hinnendael.

10.2	Executive Officer Performance Incentive Bonus Plan.

10.3	Performance Incentive Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: April 4, 2006	By	/s/ James J. Hinnendael
James J. Hinnendael
Its: Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Change in Control Severance Agreement executed by Randolph L. Marten, Robert G. Smith, Timothy P. Nash, Donald J. Hinson and James J. Hinnendael.

10.2	Executive Officer Performance Incentive Bonus Plan.

10.3	Performance Incentive Bonus Plan.